Employment benefit plan - Components of cost (Details) - INR (₨) ₨ in Thousands	12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017	Mar. 31, 2016
Components of cost recognized in profit or loss
Current service cost	₨ 14,633	₨ 11,824	₨ 8,483
Past service cost	8,683
Net interest cost	4,715	3,483	2,599
Expected return on plan assets	(1,442)	(591)	(588)
Total	26,589	14,716	10,494
Amount recognized in other comprehensive income
Actuarial loss on obligation	₨ 5,047	₨ 8,873	₨ 9,758